EXHIBIT 10.71

                  SIXTH AMENDMENT, CONSENT AND WAIVER


     THIS SIXTH AMENDMENT, CONSENT AND WAIVER dated as of May, 1997 (the "Amendment") relating to the Credit Agreement referenced below, by and among IMC-AGRICO COMPANY, a Delaware general partnership, the Banks identified therein and NATIONSBANK, N.A. (formerly known as NationsBank of North Carolina, N.A.), as Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                          W I T N E S S E T H

     WHEREAS, a $45 million credit facility has been extended to IMC-Agrico Company pursuant to the terms of that Credit Agreement dated as of February 9, 1994, as amended by those First through Fifth Amendments dated as of June 4, 1994, February 24, 1995, August 5, 1995, May 14, 1996 and February 4, 1997, respectively, (as amended and modified, the "Credit Agreement") among IMC-Agrico Company, the Banks identified therein and NationsBank of North Carolina, N.A. (now known as NationsBank, N.A.), as Agent;

     WHEREAS, the Borrower has requested modification of the way in which the Fixed Charge Coverage Ratio under Section 5.11(b) of the Credit Agreement is calculated, and a waiver in connection therewith;

     WHEREAS, such modification and waiver requires the consent of the Required Banks;

     WHEREAS, the Required Banks have consented to the requested modifications and waiver on the terms and conditions set forth herein;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Section 5.11(b) of the Credit Agreement is amended to read as follows:

          (b) Fixed Charge Coverage Ratio. The Borrower will keep and maintain as of each Determination Date, for a period of four consecutive fiscal quarters ending as of such Determination Date, a ratio of

               (a) the sum of (i) EBITDA during such period minus (ii) Capital Expenditures made during such period, to

               (b) the sum of (i) cash interest payable on, and amortization of debt discount in respect of, all Indebtedness during such period plus (ii) regularly scheduled principal amounts of all Indebtedness (including current obligations owing under Capitalized Leases, but for purposes hereof exclusive of (A) the aggregate outstanding principal amount of current obligations owing by the Borrower through December 31, 1997 under each of (1) the Credit Agreement dated as of February 9, 1994, as amended, among the Borrower, the Banks identified therein and NationsBank of North Carolina, N.A. (now known as NationsBank, N.A.), as Agent, (2) the Amended and Restated Credit Agreement, dated as of October 23, 1996, as amended, between the Borrower and NationsBank, N.A., as Lender, and (3) the Revolving Loan Agreement, dated as of May 10, 1996, as amended, between the Borrower and Bank of America Illinois, and (B) the attributed principal amount relating to any accounts receivables securitization financing or sale transaction) payable during the period of the next four consecutive fiscal quarters beginning on the day after such Determination Date, of not less than 5.0 to 1.0.

     2. The Required Banks hereby waive any Default or Event of Default which existed or may have existed prior to the effective date of this Amendment solely on account of calculation of the Fixed Charge Coverage Ratio under Section 5.11(b) of the Credit Agreement prior to its amendment hereunder.

     3. The Borrower hereby represents and warrants in connection herewith that as of the date hereof (after giving effect hereto) (i) the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (except those which expressly relate to an earlier date), and (ii) no Default or Event of Default presently exists under the Credit Agreement.

     4. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement remain in full force and effect.

     5. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Agent's legal counsel.

     6. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     7. This Amendment, as the Credit Agreement, shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of New York.

             [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                IMC-AGRICO COMPANY, a Delaware
                         general partnership by its Managing Partner

                              By:  IMC-AGRICO MP, Inc., a Delaware
                                   corporation, as Managing Partner

                              By:__________________________________
                              Name:
                              Title:

BANKS:                        NATIONSBANK, N.A.,
                              individually in its capacity as a
                              Bank and in its capacity as Agent

                              By:__________________________________
                                   Wallace Harris, Jr.
                                   Vice President

                              CITIBANK, N.A.

                              By:__________________________________
                              Name:
                              Title:

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK, B.A.

                              By:__________________________________
                              Name:
                              Title:

                              By:__________________________________
                              Name:
                              Title:

                              ARAB BANKING CORPORATION

                              By:__________________________________
                              Name:
                              Title:
     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                IMC-AGRICO COMPANY, a Delaware
                         general partnership by its Managing Partner

                              By:  IMC-AGRICO MP, Inc., a Delaware
                                   corporation, as Managing Partner

                              By:__________________________________
                              Name:
                              Title:

BANKS:                        NATIONSBANK, N.A.,
                              individually in its capacity as a
                              Bank and in its capacity as Agent

                              By:__________________________________
                                   Wallace Harris, Jr.
                                   Vice President

                              CITIBANK, N.A.

                              By:__________________________________
                              Name:
                              Title:

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK, B.A.

                              By:__________________________________
                              Name:
                              Title:

                              By:__________________________________
                              Name:
                              Title:

                              ARAB BANKING CORPORATION

                              By:__________________________________
                              Name:
                              Title:
     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                IMC-AGRICO COMPANY, a Delaware
                         general partnership by its Managing Partner

                              By:  IMC-AGRICO MP, Inc., a Delaware
                                   corporation, as Managing Partner

                              By:__________________________________
                              Name:
                              Title:


BANKS:                        NATIONSBANK, N.A.,
                              individually in its capacity as a
                              Bank and in its capacity as Agent

                              By:__________________________________
                                   Wallace Harris, Jr.
                                   Vice President

                              CITIBANK, N.A.

                              By:__________________________________
                              Name:  Mary W. Corcoran
                              Title: Vice President

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK, B.A.

                              By:__________________________________
                              Name:
                              Title:

                              By:__________________________________
                              Name:
                              Title:

                              ARAB BANKING CORPORATION

                              By:__________________________________
                              Name:
                              Title:
     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                IMC-AGRICO COMPANY, a Delaware
                         general partnership by its Managing Partner

                              By:  IMC-AGRICO MP, Inc., a Delaware
                                   corporation, as Managing Partner

                              By:__________________________________
                              Name:
                              Title:

BANKS:                        NATIONSBANK, N.A.,
                              individually in its capacity as a
                              Bank and in its capacity as Agent

                              By:__________________________________
                                   Wallace Harris, Jr.
                                   Vice President

                              CITIBANK, N.A.

                              By:__________________________________
                              Name:
                              Title:

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK, B.A., "RABOBANK
                                NEDERLAND", NEW YORK BRANCH

                              By:__________________________________
                              Name:  W. Jeffrey Vollack
                              Title: Vice President, Manager

                              By:__________________________________
                              Name:  Dana W. Hemenway
                              Title: Vice President

                              ARAB BANKING CORPORATION

                              By:__________________________________
                              Name:
                              Title:
     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


BORROWER:                IMC-AGRICO COMPANY, a Delaware
                         general partnership by its Managing Partner

                              By:  IMC-AGRICO MP, Inc., a Delaware
                                   corporation, as Managing Partner

                              By:__________________________________
                              Name:
                              Title:

BANKS:                        NATIONSBANK, N.A.
                              individually in its capacity as a
                              Bank and in its capacity as Agent

                              By:__________________________________
                                   Wallace Harris, Jr.
                                   Vice President

                              CITIBANK, N.A.

                              By:__________________________________
                              Name:
                              Title:

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK, B.A.

                              By:__________________________________
                              Name:
                              Title:

                              By:__________________________________
                              Name:
                              Title:

                              ARAB BANKING CORPORATION

                              By:__________________________________
                              Name:  Grant E. McDonald
                              Title: Vice President